Crawford & Company Second Quarter 2021  Earnings Conference Call CRD-A & CRD-B (NYSE)

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

We are continuing to invest in emerging areas Second Quarter 2021 Delivered solid financial performance, supported by hard work and commitment of Crawford’s team Q2 NON-GAAP GROWTH METRICS¹ 14% Revenues (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures (2) Based on CRD-A Q2 2021 non-GAAP EPS versus Q2 2020 32% EPS2 Our strategy execution is resulting in double digit growth Capturing market share through growth of Platform Solutions and Crawford Legal Services Revenue growth from US markets: Loss Adjusting: 15% Platform Solutions: 39% TPA: 10% Continued challenges within certain geographies – Europe, Asia and Canada – weighing down flow through $10.5M Operating Cash Flow Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Key Highlights

Evolving Crawford’s Strategy for Long-Term Growth Become the benchmark in quality and expertise Digitally enabled for efficiency Broadest global reach Major and complex: Grow by investing in expertise Volume claims: Improve margin through efficiency Most comprehensive alternatives in industry to traditional loss adjusting approaches New markets and capabilities enabled by tech, built on years of claims experience Drive growth through scaling businesses with compelling transactional economics Industry leading data and analytics for improved claims outcomes Digitalization to improve adjuster and customer experience Margin enhancement through efficiencies and scaling Strategic evolution to reimagine claims ecosystem LOSS ADJUSTING TPA PLATFORMS Our enhanced operating structure creates a better focus for management to leverage customer synergies and simplify our capital allocation framework Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion

Advancing Crawford’s Strategy Hired 46 specialist adjustors marking solid progress on three-year goal Benefiting from digital investments we have made in Australia and the UK Q2 2021 delivered the highest number of transactions in the last two years Top-five US carriers within the Platform Solutions Segment were major drivers of growth in the quarter Gaining traction in North America in Managing General Agent, Captive and carrier outsource market leveraging technology and data insights Internationally, differentiating through digital product offering Crawford Legal Services driving market share gains Strategic evolution to reimagine claims ecosystem We are building upon our already solid foundation as we aim to further position the business for future growth and cash generation Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  LOSS ADJUSTING TPA PLATFORMS

Environmental, Social and Governance Corporate Governance Michelle Jarrard – First woman elected Non-Executive Board Chair Committed to maintaining the trust of our investors and other stakeholders, including our employees, clients and vendors Inclusion and Diversity Launched Office of Inclusion and Diversity and an Employee Advisory Council Established Employee Resource Groups aligned with our purpose Formed a Global Inclusion and Diversity Council to promote inclusion and diversity Proud member of the Business Insurance Diversity Inclusion Institute Employee Health & Safety Continue to prioritize the health and wellness of our employees globally Providing access to physical and mental health and wellness programs, including free Headspace membership Working parents support group on Intranet Human Capital Development Conducted employee pulse survey and COVID-19 response surveys Promoting an environment where employees are empowered to grow, emboldened to act and inspired to innovate through internal programs and initiatives Crawford is committed to addressing those ESG factors most material to our operations Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion

We’re committed to employing a consistent strategy and are staying disciplined on our valuation approach Strong financial position and liquidity  Continuing share repurchase program as a component of our capital allocation strategy Our Capital Allocation Strategy Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Acquire ancillary services to bolster presence in property claim ecosystem Bolster technical capabilities by attracting top-tier technical adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Regular quarterly dividend  For CRD-A and CRD-B

Operational Overview

External Factors Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  CRAWFORD TPA US CLAIMS VOLUMES (TTM) Nonfarm payroll employment, seasonally adjusted June 2019-June 20212 (1) Aon Global Catastrophic Recap. Note: Insured losses assumed to be 75% of the total economic losses (2) Source: Bureau of Labor Statistics, US Department of Labor, June 2021 16.28 10.05

Key Highlights | Strategy Overview | ESG Priorities | Capital Allocation | External Factors | **Segment Highlights** | New Business Momentum | Financial Results | Conclusion
10

Impact Across Our Global Service Lines (GSLs)

Second Quarter Performance

Loss Adjusting

43% of total revenues

- 15% revenue growth in US
- Recovering economic activity in US
- Strong demand for major and complex adjustors driving investment in talent
- Won ~$10 million of new business in the quarter

Revenue
$116M
Operating Earnings
$6.2M

Platform Solutions

19% of total revenues

- Transformational area for Crawford
- Volume increasing – Q2 saw the highest number of transactions in past two years
- Despite benign weather, saw strong flow through
- Won nearly $2 million of new business in the quarter

Revenue
$51.1M
Operating Earnings
$10.4M

TPA: Broadspire

38% of total revenues

- Claims volume up approximately 5% versus prior year
- Impact of COVID still being felt in Canada and EU
- Medical management is below pre-pandemic levels
- Won more than $8 million of new business in the quarter

Revenue
$100.4M
Operating Earnings
$4.7M

Crawford

Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | **New Business Momentum** | Financial Results | Conclusion
11

Customer Excellence

Maintained and exceeded pre-pandemic client service delivery levels

Net Promoter Score	Improved overall score to 46, increasing 1 point from the prior quarter
	Referenced as part of our standard operations to further improve client service
New and Renewal Business Activity[1]	Added close to $20 million in new and enhanced business
	Retained 96% of our Broadspire renewable business through June
	Strong market interest in Crawford Inspection Services

46
NPS[2]

302
Client responses[2]

~2.5K
Client meetings

Crawford

(1) Estimated new and enhanced revenue won during the second quarter
(2) Trailing twelve months

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 13 Second Quarter 2021 Financial Summary Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Quarter Ended June 30, June 30, ($ in millions, except per share amounts) 2021 2020 % Change Revenues $267.5 $234.4 14% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $255.2 $234.4 9% Net Income Attributable to Shareholders of Crawford & Company $11.8 $5.9 100% Diluted Earnings per Share CRD-A $0.22 $0.11 100% CRD-B $0.22 $0.11 100% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.25 $0.19 32% CRD-B $0.26 $0.19 37% Adjusted Operating Earnings 1 $19.6 $18.2 8% Adjusted Operating Margin 1 7.3% 7.8% (50bps) Adjusted EBITDA 1 $29.0 $25.5 14% Adjusted EBITDA Margin 1 10.8% 10.9% (10bps)

Highlights 15% revenue growth in US Recovering economic activity in US Strong demand for major and complex adjustors driving investment in talent Won ~$10 million of new business in the quarter Operating Results (2Q 2021 v. 2Q 2020) Revenues of $116.0 million versus $109.1 million Constant dollar revenues of $107.3 million Gross profit of $27.2 million versus $30.5 million Gross profit margin of 23.5% versus 28.0% Operating earnings of $6.2 million versus $10.0 million Operating margin of 5.3% versus 9.2% Crawford Loss Adjusting Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Three months ended (in thousands, except percentages) June 30, 2021 June 30, 2020 Variance Revenues $115,956 $109,062 6.3% Direct expenses 88,712 78,537 13.0% Gross profit 27,244 30,525 (10.7%) Indirect expenses 21,045 20,482 2.7% Operating earnings $6,199 $10,043 (38.3%) Gross profit margin 23.5% 28.0% (4.5%) Operating margin 5.3% 9.2% (3.9%) Total cases received 87,107 84,701 2.8% Full time equivalent employees 3,430 3,337 2.8%

Crawford Platform Solutions Highlights Transformational area for Crawford Volume increasing – Q2 saw the highest number of transactions in past two years Despite benign weather, saw strong flow through Won nearly $2 million of new business in the quarter Operating Results (2Q 2021 v. 2Q 2020) Revenues of $51.1 million versus $36.7 million Constant dollar revenues of $50.4 million Gross profit of $15.4 million versus $10.7 million Gross profit margin of 30.2% versus 29.1% Operating earnings of $10.4 million versus $7.1 million Operating margin of 20.3% versus 19.5% Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Three months ended (in thousands, except percentages) June 30, 2021 June 30, 2020 Variance Revenues $51,127 $36,686 39.4% Direct expenses 35,692 26,024 37.2% Gross profit 15,435 10,662 44.8% Indirect expenses 5,067 3,517 44.1% Operating earnings $10,368 $7,145 45.1% Gross profit margin 30.2% 29.1% 1.1% Operating margin 20.3% 19.5% 0.8% Total cases received 131,977 96,746 36.4% Full time equivalent employees 1,210 961 25.9%

Crawford TPA Solutions Highlights Claims volume up ~5% versus prior year Impact of COVID still being felt in Canada and EU Medical management is below pre-pandemic levels Won more than $8 million of new business in the quarter Operating Results (2Q 2021 v. 2Q 2020) Revenues of $100.4 million versus $88.7 million Constant dollar revenues of $97.6 million Gross profit of $19.1 million versus $17.2 million Gross profit margin of 19.0% versus 19.4% Operating earnings of $4.7 million versus $3.1 million Operating margin of 4.7% versus 3.5% Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Three months ended (in thousands, except percentages) June 30, 2021 June 30, 2020 Variance Revenues $100,374 $88,668 13.2% Direct expenses 81,310 71,498 13.7% Gross profit 19,064 17,170 11.0% Indirect expenses 14,349 14,048 2.1% Operating earnings $4,715 $3,122 51.0% Gross profit margin 19.0% 19.4% (0.4%) Operating margin 4.7% 3.5% 1.2% Total cases received 197,125 187,045 5.4% Full time equivalent employees 3,522 3,108 13.3%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $1.7 million compared to $2.1 million in the prior year period Decrease driven by a reduction in severance costs present in 2020 and a lower credit from the Canada wage subsidy Canada Emergency Wage Subsidy Realized a $2.2 million pretax benefit versus $4.3 million benefit in Q2 2020 Don’t expect to recognize any further benefits during the remainder of 2021 Share Repurchases Repurchased approximately 256,000 shares of CRD-A and 81,000 shares of CRD-B at an average per share cost of $9.09 and $8.28, respectively Total cost of share repurchases during 2021 was $3.0 million COVID-19 Experienced some recovery in the second quarter, particularly in the US Certain international operations continue to be impacted by lockdowns and a slow recovery Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Unaudited ($ in thousands) June 30, 2021 December 31, 2019 December 31, 2020 December 31, 2018 Change Change Cash and cash equivalents $ 44,708 $ 44,656 $ 52 Accounts receivable, net 124,651 123,060 1,591 Unbilled revenues, net 115,489 103,528 11,961 Total receivables 240,140 226,588 13,552 Goodwill 74,728 66,537 8,191 Intangible assets arising from business acquisitions, net 69,316 71,176 (1,860) Deferred revenues 52,288 51,369 919 Pension liabilities 44,223 53,886 (9,663) Short-term borrowings and current portion of finance leases 7,084 1,837 5,247 Long-term debt, less current portion 117,878 111,758 6,120 Total debt 124,962 113,595 11,367 Total stockholders' equity attributable to Crawford & Company 215,763 186,939 28,824 Net debt 1 80,254 68,939 11,315

19 Net Debt and Pension Liability $80.3 million $44.2 million Net debt at $80.3 million Pension liability at $44.2 million $171.2 million $121.7 million Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow Key Highlights | Strategy Overview| ESG Priorities| Capital Allocation | External Factors | Segment Highlights | New Business Momentum | Financial Results | Conclusion  Unaudited ($ in thousands) 2021 2019 2020 2018 Change Change Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 17,844 $ (5,501) $ 23,345 Depreciation and Other Non-Cash Operating Items 24,498 19,912 4,586 Goodwill Impairment — 17,674 (17,674) Loss on Disposition of Business — 341 (341) Billed Receivables Change 3,111 5,473 (2,362) Unbilled Receivables Change (7,026) (7,000) (26) Change in Accrued Compensation, 401K, and Other Payroll (12,324) (13,959) 1,635 Change in Accrued and Prepaid Income Taxes (7,424) (6,806) (618) Other Working Capital Changes (3,223) 5,054 (8,277) U.S. and U.K. Pension Contributions (4,924) (3,156) (1,768) Cash Flows from Operating Activities 10,532 12,032 (1,500) Property & Equipment Purchases, net (2,120) (5,476) 3,356 Capitalized Software (internal and external costs) (10,083) (8,823) (1,260) Free Cash Flow1 $ (1,671) $ (2,267) $ 596 For the year to date periods ended June 30,

Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions. 9,000 employees 50K+ field resources  70 countries $18B+ Claims Managed Annually

Appendix: Non-GAAP Financial Information 22

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock-based compensation expense. Additionally, adjustments for non-recurring expenses for loss on disposition of business have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, the goodwill impairment and loss on disposition of business, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) June 30, 2021   June 30, 2020   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 155,714 58.2% $ 131,889 56.3%   U.K. GBP 34,280 12.8% 32,559 13.9%   Canada CAD 20,337 7.6% 20,853 8.9%   Australia AUD 27,497 10.3% 18,778 8.0%   Europe EUR 14,145 5.3% 14,019 6.0%   Rest of World Various 15,484 5.8%   16,318 6.9%   Total Revenues, before reimbursements $ 267,457 100.0% $ 234,416 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Revenues Before Reimbursements Total Revenues $ 276,545 $ 242,875 Reimbursements (9,088) (8,459) Revenues Before Reimbursements 267,457 234,416 Costs of Services Provided, Before Reimbursements Total Costs of Services 202,245 172,057 Reimbursements (9,088) (8,459) Costs of Services Provided, Before Reimbursements $ 193,157 $ 163,598 Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Operating Earnings: Crawford Loss Adjusting $ 6,199 $ 10,043 Crawford Platform Solutions 10,368 7,145 Crawford TPA Solutions 4,715 3,122 Unallocated corporate and shared costs and credits, net (1,662) (2,066) Consolidated Operating Earnings 19,620 18,244 (Deduct) Add: Net corporate interest expense (1,213) (2,452) Stock option expense (264) (286) Amortization expense (2,750) (2,732) Loss on disposition of business — (341) Income tax provision (3,590) (6,311) Net income attributable to noncontrolling interests and redeemable noncontrolling interests (23) (224) Net Income Attributable to Shareholders of Crawford & Company $ 11,780 $ 5,898

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net income attributable to shareholders of Crawford & Company $ 11,780 $ 5,898 Add: Depreciation and amortization 10,464 9,390 Stock-based compensation 1,954 1,118 Net corporate interest expense 1,213 2,452 Loss on disposition of business — 341 Income tax provision 3,590 6,311 Adjusted EBITDA $ 29,001 $ 25,510

Reconciliation of Non-GAAP Items (cont.) Net Debt June 30, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net Debt Short-term borrowings $ 7,000 $ 1,570 Current installments of finance leases and other obligations 84 267 Long-term debt and finance leases, less current installments 117,878 111,758 Total debt 124,962 113,595 Less: Cash and cash equivalents 44,708 44,656 Net debt $ 80,254 $ 68,939

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) June 30, 2021 December 31, 2019 June 30, 2020 December 31, 2018 Segment gross profit: Crawford Loss Adjusting $ 27,244 $ 30,525 Crawford Platform Solutions 15,435 10,662 Crawford TPA Solutions 19,064 17,170 Segment gross profit 61,743 58,357 Segment indirect costs: Crawford Loss Adjusting (21,045) (20,482) Crawford Platform Solutions (5,067) (3,517) Crawford TPA Solutions (14,349) (14,048) Unallocated corporate and shared costs, net (1,662) (2,066) Consolidated operating earnings 19,620 18,244 Net corporate interest expense (1,213) (2,452) Stock option expense (264) (286) Amortization expense (2,750) (2,732) Loss on disposition of business — (341) Income tax provision (3,590) (6,311) Net income attributable to noncontrolling interests and redeemable noncontrolling interests (23) (224) Net income attributable to shareholders of Crawford & Company $ 11,780 $ 5,898

30

Reconciliation of Second Quarter Non-GAAP Results

Three Months Ended June 30, 2021

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share[(1)]	Diluted Earnings per CRD-B Share
GAAP	$ 267,457	$ 19,620	$ 15,393	$ 11,780	$ 0.22	$ 0.22
Adjustments:						
Amortization of intangible assets	—	—	2,750	2,063	0.04	0.04
Non-GAAP Adjusted	$ 267,457	$ 19,620	$ 18,143	$ 13,843	$ 0.25	$ 0.26

(1) Sum of reconciling items may differ from total due to rounding of individual components.

Three Months Ended June 30, 2020

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company[(2)]	Diluted Earnings per CRD-A Share[(2)]	Diluted Earnings per CRD-B Share[(2)]
GAAP	$ 234,416	$ 18,244	$ 12,433	$ 5,898	$ 0.11	$ 0.11
Adjustments:						
Amortization of intangible assets	—	—	2,732	2,049	0.04	0.04
Income tax impact of first quarter goodwill impairment	—	—	—	2,206	0.04	0.04
Loss on disposition of business	—	—	341	265	—	—
Non-GAAP Adjusted	$ 234,416	$ 18,244	$ 15,506	$ 10,418	$ 0.19	$ 0.19

(2) The income tax impact of goodwill impairment was based on the estimated annual effective income tax rate. Due to the non-discrete income tax treatment of the first quarter 2020 goodwill impairment, the income tax benefit normalized as income was earned during the remainder of the year, resulting in a lower full year income tax benefit during 2020.

Crawford